Exhibit 13.2
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                  Certification by the Chief Financial Officer
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


                  Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Mastellone Hermanos S.A., a sociedad anonima under the laws of Argentina (the "Company"), does hereby certify that, to the best of such officer's knowledge:

                  1. The accompanying Report of the Company on Form 20-F for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 22, 2006

                                                         /s/ Rodolfo D. Gonzalez
                                                        ------------------------
                                                         Rodolfo D. Gonzalez
                                                        Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Mastellone Hermanos S.A. and will be retained by Mastellone Hermanos S.A. and furnished to the Securities and Exchange Commission or its staff upon request.